Goodwill and Identifiable Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Identifiable Intangible Assets

7. Goodwill and Identifiable Intangible Assets

Goodwill. In accordance with the accounting standards for business combinations, the Company records the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition (commonly referred to as the purchase price allocation). As part of the purchase price allocations for the Company’s business acquisitions, identifiable intangible assets are recognized as assets apart from goodwill if they arise from contractual or other legal rights, or if they are capable of being separated or divided from the acquired business and sold, transferred, licensed, rented or exchanged. However, the Company does not recognize any intangible assets apart from goodwill for the assembled workforces of its business acquisitions. At December 31, 2013, the Company had approximately 48,000 employees, and the substantial majority of the sales generated by the Company’s businesses are from the productive labor efforts of its employees, as compared to selling manufactured products or right-to-use technology.

Generally, the largest intangible assets from the businesses that the Company acquires are the assembled workforces, which includes the human capital of the management, administrative, marketing and business development, scientific, engineering and technical employees of the acquired businesses. The success of the Company’s businesses, including their ability to retain existing business (revenue arrangements) and to successfully compete for and win new business (revenue arrangements), is primarily dependent on the management, marketing and business development, contracting, engineering and technical skills and knowledge of its employees, rather than on productive capital (plant and equipment, and technology and intellectual property). Additionally, for a significant portion of its businesses, the Company’s ability to attract and retain employees who have U.S. Government security clearances, particularly those of top-secret and above, is critical to its success, and is often a prerequisite for retaining existing revenue arrangements and pursuing new ones. Generally, patents, trademarks and licenses are not material for the Company’s acquired businesses. Furthermore, the Company’s U.S. Government contracts (revenue arrangements) generally permit other companies to use the Company’s patents in most domestic work performed by such other companies for the U.S. Government. Therefore, because intangible assets for assembled workforces are part of goodwill in accordance with the accounting standards for business combinations, the substantial majority of the intangible assets for the Company’s business acquisitions is recognized as goodwill. Additionally, the value assigned to goodwill for the Company’s business acquisitions also includes the value that the Company expects to realize from cost reduction measures that it implements for its acquired businesses.

The table below presents the changes in goodwill allocated to the Company’s reporting units in each reportable segment.

	Aerospace Systems	Electronic Systems	Communication Systems	NSS	Consolidated Total
	(in millions)
Balance at December 31, 2011	$1,764	$3,750	$992	$966	$7,472

Business acquisitions	—	278	—	—	278
Foreign currency translation(1)	6	18	—	2	26

Balance at December 31, 2012	$1,770	$4,046	$992	$968	$7,776
Business acquisition	—	44	—	—	44
Business disposition	—	(2)	—	—	(2)
Foreign currency translation(1)	(19)	(3)	—	—	(22)

Balance at December 31, 2013	$1,751	$4,085	$992	$968	$7,796

(1)	The changes in goodwill from foreign currency translation adjustments are due to fluctuations in the U.S. dollar and foreign currency exchange rates. The decreases in goodwill presented in Electronic Systems and Aerospace Systems segments during 2013 were primarily due to the strengthening of the U.S. dollar against the Canadian dollar and Australian dollar, partially offset by the weakening of the U.S. dollar against the Euro and British pound. Conversely, the increases in goodwill presented in the Electronic Systems, Aerospace Systems and NSS segments during 2012 were due to the weakening of the U.S dollar against the Euro, Canadian dollar and the British pound.

The $44 million increase to goodwill for the year ended December 31, 2013 was due to the Mustang business acquisition. The $278 million increase to goodwill for the year ended December 31, 2012 was due to three business acquisitions completed during the year.

As discussed in Note 2, the carrying value of goodwill is tested for impairment annually as of November 30 and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, on an interim basis using a two step process.

The first step of the November 30, 2013 and November 30, 2012 annual impairment tests did not indicate any impairments. The November 30, 2011 annual impairment test did identify an impairment at the Marine Services business, which is now part of the Marine & Power Systems business included in the Electronic Systems segment. The Company performed the second step of the impairment test in accordance with the accounting standards for goodwill to measure the impairment loss and determined that the implied goodwill was $43 million lower than the carrying amount. Accordingly, the Company recorded a non-cash impairment charge of $43 million ($42 million after income taxes, or $0.40 per diluted share) for the impairment of goodwill. The Company’s accumulated goodwill impairment losses were $58 million at December 31, 2013 and 2012, of which $43 million and $15 million were recorded in the Electronic Systems and Communication Systems segments, respectively.

Identifiable Intangible Assets. The most significant identifiable intangible asset that is separately recognized for the Company’s business acquisitions is customer contractual relationships. All of the Company’s customer relationships are established through written customer contracts (revenue arrangements). The fair value for customer contractual relationships is determined, as of the date of acquisition, based on estimates and judgments regarding expectations for the estimated future after-tax earnings and cash flows (including cash flows for working capital) arising from the follow-on sales on contract (revenue arrangement) renewals expected from the customer contractual relationships over their estimated lives, including the probability of expected future contract renewals and sales, less a contributory assets charge, all of which is discounted to present value.

Information on the Company’s identifiable intangible assets that are subject to amortization is presented in the table below.

	December 31, 2013				December 31, 2012
	Weighted Average Amortization Period	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in years)				(in millions)
Customer contractual relationships	19	$466	$253	$213	$460	$225	$235
Technology	11	168	108	60	164	98	66
Other	17	27	15	12	27	14	13

Total	17	$661	$376	$285	$651	$337	$314

Amortization expense recorded by the Company for its identifiable intangible assets is presented in the table below.

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Amortization expense	$39	$47	$54

Based on gross carrying amounts at December 31, 2013, the Company’s estimate of amortization expense for identifiable intangible assets for the years ending December 31, 2014 through 2018 is presented in the table below.

	Year Ending December 31,
	2014	2015	2016	2017	2018
	(in millions)
Estimated amortization expense	$43	$40	$33	$31	$25